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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2002

CITY NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
City National Center 400 North Roxbury Drive, Beverly Hills, California		90210
(Address of principal executive offices)		(Zip code)

        Registrant's telephone number, including area code (310) 888-6000

Not applicable
(former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

        On July 16, 2002, City National Corporation issued a press release reporting its financial results for the quarter and six months ended June 30, 2002.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99.1
Press release dated July 16, 2002 reporting financial results for the quarter and six months ended June 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION
July 17, 2002	/s/ Frank P. Pekny Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

CITY NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEET (unaudited) (Dollars in thousands, except per share amount)

	June 30,
	2002	2001	% Change
Assets
Cash and due from banks	$442,343	$441,665	—
Federal funds sold	165,000	10,000	N/M
Securities	1,988,817	1,681,233	18
Loans (net of allowance for credit losses of $157,647 and $133,883)	7,696,883	6,433,487	20
Other assets	689,377	557,208	24

Total assets	$10,982,420	$9,123,593	20

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$3,973,435	$3,134,792	27
Interest-bearing deposits	4,823,732	3,945,842	22

Total deposits	8,797,167	7,080,634	24
Federal funds purchased and securities sold under repurchase agreements	110,665	261,849	(58)
Other short-term borrowed funds	421,125	653,125	(36)
Subordinated debt	282,043	118,939	137
Other long-term debt	169,144	94,255	79
Other liabilities	128,938	98,951	30

Total liabilities	9,909,082	8,307,753	19
Shareholders' equity	1,073,338	815,840	32

Total liabilities and shareholders' equity	$10,982,420	$9,123,593	20

Book value per share	$21.41	$17.04	26
Number of shares at period end	50,122,921	47,888,923	5

CONSOLIDATED STATEMENT OF INCOME (unaudited) (Dollars in thousands, except per share amount)

	For the three months ended June 30,			For the six months ended June 30,
	2002	2001	% Change	2002	2001	% Change
Interest income	$155,511	$156,490	(1)	$303,869	$320,682	(5)
Interest expense	(24,937)	(51,441)	(52)	(51,600)	(110,716)	(53)

Net interest income	130,574	105,049	24	252,269	209,966	20
Provision for credit losses	(18,000)	(6,500)	177	(29,000)	(14,000)	107

Net interest income after provision for credit losses	112,574	98,549	14	223,269	195,966	14
Noninterest income	38,738	32,894	18	74,681	64,155	16
Noninterest expense	(82,959)	(79,012)	5	(161,732)	(155,616)	4

Income before taxes	68,353	52,431	30	136,218	104,505	30
Income taxes	(22,593)	(16,087)	40	(46,222)	(34,570)	34

Net income	45,760	36,344	26	89,996	69,935	29
Amortization of goodwill	—	3,220	(100)	—	6,427	(100)

Net income—new GAAP	$45,760	$39,564	16	$89,996	$76,362	18

Net income—new GAAP per share, diluted	$0.88	$0.80	10	$1.75	$1.56	12

Net income per share, basic	$0.92	$0.76	21	$1.82	$1.47	24

Net income per share, diluted	$0.88	$0.74	19	$1.75	$1.43	22

Dividends paid per share	$0.20	$0.19	5	$0.39	$0.37	5

Cash net income	$46,952	$40,300	17	$92,067	$77,832	18

Cash net income per share, basic	$0.94	$0.84	12	$1.87	$1.63	15

Cash net income per share, diluted	$0.90	$0.82	10	$1.79	$1.59	13

Shares used to compute per share net income, basic	49,963,388	47,768,235		49,326,706	47,725,720
Shares used to compute per share net income, diluted	52,082,511	49,218,635		51,442,779	49,026,705

CITY NATIONAL CORPORATION
SELECTED FINANCIAL INFORMATION (unaudited) (Dollars in thousands)

	June 30,
Period end	2002	2001	% Change
Loans
Commercial	$3,552,800	$3,013,343	18
Residential first mortgage	1,730,589	1,407,621	23
Real estate mortgage	1,866,086	1,582,691	18
Real estate construction	635,218	490,146	30
Installment	69,837	73,569	(5)

Total loans	$7,854,530	$6,567,370	20

Deposits
Noninterest-bearing	$3,973,435	$3,134,792	27
Interest-bearing, core	3,530,798	2,587,181	36

Total core deposits	7,504,233	5,721,973	31
Time deposits—$100,000 and over	1,292,934	1,358,661	(5)

Total deposits	$8,797,167	$7,080,634	24

Credit Quality
Nonaccrual loans and ORE
Nonaccrual loans	$64,432	$37,085	74
ORE	460	1,212	(62)

Total nonaccrual loans and ORE	$64,892	$38,297	69

Total nonaccrual loans and ORE to total loans and ORE	0.83	0.58	43
Loans past due 90 days or more on accrual status	$3,257	$13,107	(75)

Restructured loans on accrual status	$—	$1,463	(100)

	For the three months ended June 30,			For the six months ended June 30,
Allowance for Credit Losses	2002	2001	% Change	2002	2001	% Change
Beginning balance	$155,657	$134,727	16	$142,862	$135,435	5
Additions from acquisition	—	—	—	8,787	—	N/M
Provision for credit losses	18,000	6,500	177	29,000	14,000	107
Charge-offs	(17,861)	(10,838)	65	(27,157)	(22,922)	18
Recoveries	1,851	3,494	(47)	4,155	7,370	(44)

Net charge-offs	(16,010)	(7,344)	118	(23,002)	(15,552)	48

Ending Balance	$157,647	$133,883	18	$157,647	$133,883	18

Total net charge-offs to average loans (annualized)	(0.81)	(0.45)	80	(0.60)	(0.48)	25
Allowance for credit losses to total loans				2.01	2.04	(1)
Allowance for credit losses to nonaccrual loans				244.67	361.02	(32)

CITY NATIONAL CORPORATION
SELECTED FINANCIAL INFORMATION (unaudited) (Dollars in thousands)

	For the three months ended June 30,			For the six months ended June 30,
	2002	2001	% Change	2002	2001	% Change
Average Balances
Loans
Commercial	$3,687,873	$3,082,786	20	$3,560,880	$3,124,734	14
Residential first mortgage	1,718,680	1,338,909	28	1,676,088	1,315,175	27
Real estate mortgage	1,791,314	1,594,040	12	1,754,779	1,557,778	13
Real estate construction	622,223	446,949	39	616,582	457,939	35
Installment	68,915	74,691	(8)	70,059	73,961	(5)

Total loans	$7,889,005	$6,537,375	21	$7,678,388	$6,529,587	18

Securities	$2,029,742	$1,690,786	20	$1,977,433	$1,624,282	22
Interest-earning assets	10,068,002	8,308,244	21	9,795,351	8,212,922	19
Assets	10,934,265	9,132,024	20	10,640,826	9,026,738	18
Core deposits	7,238,807	5,510,106	31	6,921,521	5,322,092	30
Deposits	8,551,230	6,975,066	23	8,244,062	6,881,386	20
Shareholders' equity	1,047,042	797,398	31	996,690	781,146	28
Noninterest income
Trust and investment fee revenue	$15,736	$14,779	6	$30,010	$28,452	5
Cash management and deposit transaction fees	10,025	7,583	32	20,394	14,131	44
International services	4,719	3,840	23	8,510	7,399	15
Bank owned life insurance	719	697	3	1,392	1,421	(2)
Other	6,035	4,565	32	10,504	9,588	10

Subtotal—core	37,234	31,464	18	70,810	60,991	16
Gain on sale of loans and assets/debt repurchase	1,320	891	48	2,999	1,648	82
Gain on sale of securities	184	539	(66)	872	1,516	(42)

Total	$38,738	$32,894	18	$74,681	$64,155	16

Noninterest expense
Salaries and employee benefits	$49,642	$42,711	16	$97,112	$85,485	14

All Other
Net occupancy of premises	6,495	6,628	(2)	12,675	12,972	(2)
Professional	5,182	6,358	(18)	10,411	12,122	(14)
Information services	4,661	4,088	14	9,021	7,917	14
Depreciation	3,336	3,413	(2)	6,728	6,750	—
Marketing and advertising	3,311	3,316	—	6,099	5,897	3
Office services	2,731	2,424	13	4,829	4,634	4
Amortization of core deposit intangibles	2,056	1,405	46	3,571	2,809	27
Amortization of goodwill	—	3,220	(100)	—	6,427	(100)
Acquisition integration	—	—	—	1,300	—	NM
Equipment	789	603	31	1,271	1,099	16
Other operating	4,756	4,846	(2)	8,715	9,504	(8)

Total all other	33,317	36,301	(8)	64,620	70,131	(8)

Total	82,959	79,012	5	161,732	155,616	4
Less amortization of goodwill	—	(3,220)	(100)	—	(6,427)	(100)

Adjusted total	$82,959	$75,792	9	$161,732	$149,189	8

Selected Ratios
For the Period
Return on average assets—new GAAP	1.68%	1.74%	(3)	1.71%	1.71%	—
Return on average shareholders' equity — new GAAP	17.53	19.90	(12)	18.21	19.71	(8)
Return on average assets	1.68	1.60	5	1.71	1.56	10
Return on average shareholders' equity	17.53	18.28	(4)	18.21	18.05	1
Net interest margin	5.35	5.23	2	5.35	5.32	1
Efficiency ratio—new GAAP	47.95	53.59	(11)	47.95	53.31	(10)
Efficiency ratio	47.95	55.87	(14)	48.40	55.60	(13)
Dividend payout ratio	21.34	24.39	(13)	21.30	25.28	(16)
Cash return on average assets	1.76	1.81	(3)	1.78	1.78	—
Cash return on average shareholders' equity	23.05	26.40	(13)	23.23	26.19	(11)
Cash efficiency ratio	46.76	52.60	(11)	47.34	52.31	(10)
Period End
Tier 1 risk-based capital ratio				9.74	8.76	11
Total risk-based capital ratio				14.24	11.64	22
Tier 1 leverage ratio				7.44	6.97	7

        (Released to Business Wire this date)

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FORM 8-K
Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
CITY NATIONAL CORPORATION CONSOLIDATED BALANCE SHEET (unaudited) (Dollars in thousands, except per share amount)
CONSOLIDATED STATEMENT OF INCOME (unaudited) (Dollars in thousands, except per share amount)
CITY NATIONAL CORPORATION SELECTED FINANCIAL INFORMATION (unaudited) (Dollars in thousands)
CITY NATIONAL CORPORATION SELECTED FINANCIAL INFORMATION (unaudited) (Dollars in thousands)